UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                December 12, 2007
                               ------------------

                                TX HOLDINGS, INC.
   --------------------------------------------------------------------------
                   (Exact name of registrant as specified in its charter)


           Georgia                   000-32335               58-2558701
    --------------------         -----------------       ------------------
(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)               Number)            Identification No.)

            1701 North Judge Ely Blvd. #6420 Abilene, TX            79601
   --------------------------------------------------------------------------
                    (Address of Principal Executive Offices) (Zip Code)

                                  305.420.6781
              (Registrant's telephone number, including area code)
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    PART III

Item 9 Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

On December 12, 2007, Mark Neuhaus resigned effective immediately as both Chairman of the Board and President of TX Holdings, Inc. Prior to Mr. Neuhaus' resignation, William "Buck" Shrewsbury, a long time shareholder of the Company, was appointed as Chairman of the Board; Martin Lipper was appointed as a Director replacing the position vacated by Douglas Hewitt; and Rob Hutchings was appointed as the President and Chief Executive Officer of the Company. Mark Neuhaus will remain as a consultant to the Company to allow a seamless transition for the Company.

William "Buck" Shrewsbury, Chairman of the Board, age 63. Mr. Shrewsbury attended the University of Kentucky 1962 -1965 with a major in Civil Engineering. He served as the IT Manager with a large steel mill for 19 years. Mr. Shrewsbury owns his own trucking company as well as being an agent for a major transportation company.

Martin Lipper, Director, age 73, is a Korean War Veteran. Mr. Lipper graduated from N.Y.U. in 1958 with a Bachelor of Science degree in Finance and Economics. Mr. Lipper began his career on Wall St. as a securities analyst specializing in bank stock analysis. He Joined the Bank of N.Y. and was the senior bank insurance and finance analyst. Later he became co-director of research at Eastman Dillon Union Securities and later Purcell Graham. In 1973, Mr. Lipper became V.P. and treasurer of APF Electronics. Mr. Lipper currently service as Senior Vice President and Research Director of Baron Group U.S.A.

Rob Hutchings, President and CEO, age 65. Mr. Hutchings graduated from the Royal Institute of Chemistry. He has over 30 years of experience in commercial and industrial product development and market realization with Vulcan Sun Ltd. This experience has provided Mr. Hutchings the opportunity to manage and interface between research, development, production, sales, marketing, and finance strategies to maximize business objectives.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Dated: December 12, 2007

                              By: /s/ Mark Neuhaus
                              --------------------
                  Mark Neuhaus, President and Chairman (former)

                        By: /s/ William "Buck" Shrewsbury
                        ---------------------------------
                       William "Buck" Shrewsbury, Chairman